AMP Incorporated
                               (the "Corporation")

                          Bonus Plan (Stock plus Cash)
                                  (the "Plan")

     For the purpose (a) of providing added incentive to key employees to exert their best efforts, (b) of retaining key employees and (c) of furthering the identity of interest of such employees with the interest of shareholders, the Corporation will transfer to Participants Endorsed Shares or the cash equivalent thereof, and the Corporation will also pay to such Participant a Cash Bonus intended to enable Participant to retain Endorsed Shares distributed to Participant as a result of the Stock Bonus, but only pursuant to the terms and conditions of the Plan.

     This certificate evidences that the Board of Directors has designated ________________ as a Participant under the Plan and that it has credited
________ Bonus Units to him and that it has designated ___________________ as the Designation Date for such Bonus Units, the sum of $_________ as the Designated Value applicable to such Bonus Units, and the percentage to be employed in computing the Cash Bonus to be paid in connection with any Stock Bonus pursuant to Section 1.7 "Cash Bonus".

     Distributions of the Stock Bonus and Cash Bonus shall be made as follows:

                             Article I. Definitions.

     1.1. "Participant" means an officer or other employee of the Corporation or any of its subsidiaries, including an officer or employee who is also director of the Corporation or any such subsidiary, designated by the Board of Directors of the Corporation to participate in the Plan.

     1.2. "Endorsed Shares" means shares of common stock of the Corporation, which have been or may hereafter be acquired by the Corporation, represented by certificates bearing endorsement reflecting the beneficial interest in shares of common stock of Pamcor, Inc., held in trust by Bankers Trust Company, Trustee under Agreement among the Corporation, Bankers Trust Company and Pamcor, Inc., made as of November 1, 1956 as amended.

     1.3. "Bonus Units" means units hereunder credited to a Participant for determining Stock Bonus and Cash Bonus.

     1.4. "Designation Date" means the date designated by the Board of Directors as of which Bonus Units are credited to a Participant for purposes of computations under the Plan.

     1.5. "Bonus Computation Dates" means the fourth, fifth and sixth anniversaries of the Participant's Designation Date as set forth in the Bonus Certificate issued to Participant and the dates determined pursuant to Section
3.1 and 4.1 herein as Bonus Computation Dates.

     1.6. "Stock Bonus" means a bonus of the number of Endorsed Shares, if any (including the cash equivalent of a fractional share), which can be purchased on each Bonus Computation Date at the then Market Value if there is applied to such purchase an amount equal to 1/3 of the Bonus Units credited to Participant as set forth in the Bonus Certificate issued to Participant as to which the computation is being made, multiplied by the greater of:

     (a) the increase in the Market Value as of the Bonus Computation Date over the Designated Value, or

     (b) the increase in the Market Value of the Bonus Computation Date over the Designated Value adjusted in the manner as set forth below:

          (i) the adjusted Designated Value will be 95% of an amount which, when increased over the period between the Designation Date and the Bonus Computation Date by compounding such amount at a percentage which is one-half of the Growth Rate (as defined below), will equal the Market Value on the Bonus Computation Date. Such percentage shall not exceed 7.5% per year.

          (ii) the Growth Rate will be the compounded average annual growth rate in earnings per share calculated over the period between the Designation Date and the Bonus Computation Date as measured by the results of the four calendar quarters preceding each such date as shown in the Corporation's reports to Shareholders, or as subsequently restated as required by financial accounting standards. Only income or loss from continuing operations shall be included in the calculation of Growth Rate. Excluded therefrom are net income or loss from investments accounted for by the equity method, any income or loss from discontinued operations, and any extraordinary gain or loss; provided, that, the foregoing exclusions are of such material significance as to be presented separately in the Combined Statement of Income contained in the Corporation's financial Reports to Shareholders.

     1.7. "Cash Bonus" means a bonus of the amount resulting from the application of the percentage, as designated by the Board of Directors, to the aggregate market value as of the Bonus Computation Date of the Endorsed Shares, or their cash equivalent, (including the cash equivalent of fractional shares) to be distributed to Participant. The designated percentage shall be calculated so as to provide a Cash Bonus sufficient to pay the anticipated United States federal income tax at a maximum rate for the highest taxable bracket with respect to both the Stock Bonus and the Cash Bonus rounded up to the next highest whole percentage point, but shall in no event exceed 50%. When the Endorsed Shares are distributed in installments, as provided in Section 3.4, Market Value for the purpose of computing the Cash Bonus shall be as of the first day of the period for which the distribution is made but in no event shall Market Value exceed the highest Market Value during the six months immediately preceding Participant's Termination of Employment.

     1.8. "Market Value" means the closing price at which Endorsed Shares were sold on the New York Stock Exchange on the specified date if shares were sold on such date and, if not, then such closing price of the preceding business day, or if such specified date were a Saturday, Sunday or a legal holiday, then such closing price on the next succeeding business day.

     1.9. "Designated Value" means an amount designated by the Board of Directors as of the date Participant is designated to participate in the Plan, but not less than 95% of the Market Value on such date.

     1.10. "Dividend Equivalents" means an amount equal to the total dividends (other than stock dividends) but giving effect to any adjustments under Section
6.1 of the Plan and the fair market value of any rights, warrants and other distributions not distributed with the Endorsed Shares but which the Participant would have received if such Participant had been the owner of record of the number of whole Endorsed Shares distributed as an installment of the Stock Bonus during the period from the Bonus Computation Date to and including the date of distribution of such installment. The Board of Directors in its sole discretion shall determine the fair market value as of the date of distribution of any rights, warrants or other distributions.

     1.11. "Distribution Period" means the full calendar year, or the number of full calendar years, next following the calendar year in which Termination of Employment occurs, determined by the percentage to be applied as provided in
Section 3.1(b) as follows: (i) when said percentage is less than 40%, one such calendar year; (ii) when said percentage is at least 40% but less than 60%, two such calendar years; and (iii) when said percentage is 60% of more, three such calendar years.

     1.12. "Bonus Committee" means the committee appointed under Section 5.1 of the Plan.

     1.13. "Competing Business" means, as applied to a particular period of time, a business which at such time is engaged in the manufacture, sale or other disposition of a product or products which is in competition to a product or products of the Corporation or its subsidiaries.

     1.14. "Bonus Certificate" means a certificate in the form approved by the Bonus Committee, setting forth Designation Date, Designated Value, number of Bonus Units credited to Participant and Cash Bonus percentage, issued to Participant who, by acceptance thereof, agrees to all the terms and conditions of the Plan.

     1.15. "Termination of Employment" means the termination of employment by the Corporation or by a subsidiary as provided in Sections 3.1 or 3.2 and 3.3 but not the transfer of employment from the Corporation to a subsidiary of the Corporation or vice versa or from one subsidiary of the Corporation to another such subsidiary.

                       Article II. Distribution of Bonus.

     2.1 "Distribution of Stock Bonus": On each Bonus Computation Date, or as promptly as practicable thereafter, there shall be distributed to Participant whose employment has not terminated for the purposes of the Plan, the Stock Bonus as of such Bonus Computation Date. In lieu of the distribution of Endorsed Shares, the Bonus Committee in its sole discretion may direct that the distribution of the Stock Bonus, or any installments thereof, take the form, in whole in part, of cash equivalent to the market value of Endorsed Shares on the date as of which a Participant shall be entitled to distribution thereof. Distribution of Endorsed Shares shall not be made to any Participant unless such Participant who is an "insider" as currently defined as being subject to the provisions of Section 16(b) of the Securities and Exchange Act of 1934 has executed, as to such distribution, an election as required under Section 83(b) of the Internal Revenue Code of 1954 and in the form as required by Internal Revenue Service Regulation Section 1.83-2(e), to include the Market Value of such Endorsed Shares in the Participant's gross income for United States income tax purposes in the year in which such Endorsed Shares are distributed.

     2.2. "Distribution of Cash Bonus": If and when the distribution of the Stock Bonus, or an installment thereof, shall be made, the Cash Bonus in respect of such distribution shall be paid to such Participant. Distribution of the Cash Bonus shall not be made to any Participant unless such Participant has executed the required election as set forth in Section 2.1 above.

                     Article III. Termination of Employment.

     3.1. "Retirement, Death or Other Involuntary Termination of Employment Without Fault": The date of retirement of a Participant pursuant to the provisions of the retirement plan of the Corporation, or the date of Termination of Employment of Participant because of Participant's death, illness, disability or because of reasons not of Participant's own choosing and not due to any fault on Participant's part shall constitute a Bonus Computation Date for computing the Participant's Stock Bonus as follows:

     (a) If such Bonus Computation Date is prior to the first anniversary of the Designation Date, no Stock Bonus shall be computed or distributed in respect of Bonus Units having such Designation Date.

     (b) If such Bonus Computation Date is on or after the first anniversary but prior to the fifth anniversary of the Designation Date, the Stock Bonus will be computed in respect of Bonus Units having such Bonus Computation Date as follows:

          Multiply the Bonus Units by the aggregate of (i) a percentage equal to 20% for each full 12-month period between the Designation Date and such Bonus Computation Date, plus (ii) a percentage equal to 1.667% for each full calendar month between the immediately preceding anniversary of the Designation Date and such Bonus Computation Date; provided, that the total Bonus Units so computed shall be reduced by the total number of Bonus Units with respect of which a computation has previously been made.

     (c) If such Bonus Computation Date is on or after the fifth anniversary of the Designation Date, the Stock Bonus will be computed with respect of all remaining Bonus Units having such Bonus Computation Date with respect of which a computation has not previously been made.

     In case of the death or disability of a Participant, the Bonus Committee shall determine who whom distribution shall be made and distribution to the person or persons designated by the Bonus Committee shall relieve the Corporation from any and all further responsibility under the Plan.

     3.2. "Other Termination of Employment": In case of Termination of Employment of Participant otherwise than as provided in Section 3.1, Participant shall upon such Termination of Employment have no rights whatsoever under this Plan unless the Bonus Committee exercises the discretion hereinafter granted to it. The Bonus Committee may in its sole discretion authorize the computation of such a Participant's Stock Bonus in accordance with Section 3.1 hereof and distribution of all or any part of any Stock or Cash Bonus as provided in
Section 3.4 hereof.

     3.3. "Limitation on What Constitutes Termination of Employment": If the Bonus Committee in its sole discretion so determines, employment shall not be considered as terminated for the purposes of Sections 3.1 and 3.2 of this Plan so long as a Participant continues to perform services for the Corporation or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis or otherwise.

     3.4. "Distribution in Installments": Subject to and contingent upon the fulfillment of the conditions set forth in Section 3.5 and subject to the provisions of Section 4.1, a Stock Bonus computed pursuant to Section 3.1 shall be distributed during the applicable Distribution Period in quarter-annual installments, as nearly equal as practicable, commencing on the first day of March of the Distribution Period, together with the Cash Bonus and related Dividend Equivalents in respect of each such installment. If the aggregate number of Endorsed Shares which results from the Stock Bonus computations and which is distributable in installments during the Distribution Period shall not be divisible into whole Endorsed Shares by the applicable number of installments, each installment except the last shall consist of the nearest number of whole Endorsed Shares into which such aggregate number of Endorsed Shares shall be divisible by the applicable number of installments, and the last installment shall consist of the total number of whole Endorsed Shares resulting from the Stock Bonus computations less the total number of Endorsed Shares theretofore distributed, with cash equivalent to its then Market Value in lieu of any fractional share.

     3.5. "Fulfillment of Conditions": The Corporation's obligation to distribute any installment pursuant to Section 3.4 shall be contingent upon the fulfillment of the conditions that:

     (a) The Participant shall not, whether full time or part time, as an employee, on a consulting or advisory basis or otherwise, engaged in or perform any services, during the period between the date of Participant's Termination of Employment and the end of the Distribution Period, for a business which at such time shall be a Competing Business following the expiration of a period of thirty days after the mailing to Participant, by registered mail to Participant's address as it last appeared on the books of the Corporation, of written notice by the Secretary or any Assistant Secretary of the Corporation to refrain from doing so, nor shall Participant at any time (i) disclose information relative to the business of the Corporation which is confidential or (ii) otherwise act, or conduct himself, in a manner which is inimical or contrary to the best interests of the Corporation, and

     (b) The Participant shall be available during the period between the date of Participant's Termination of Employment and the end of the Distribution Period for such consulting and advisory services as the Corporation may reasonably request, taking fairly into consideration the age, health, residence and individual circumstances of the Participant and the total amount of distributions to Participant under the Plan during the Distribution Period.

          In the event that any of such conditions shall not be fulfilled, the obligations of the Corporation hereunder shall forthwith terminate and the Participant's right to any further distribution of Endorsed Shares, Dividend Equivalents and Cash Bonus shall be cancelled; provided, that any such cancellation shall be in addition to and not in lieu of any of the rights or remedies available to the Corporation arising out of Participant's breach of any provision of the Plan. Ownership as an investor of not more than five percent (5%) of the outstanding shares of the stock of any company listed on a national securities exchange or having at least one hundred (100) shareholders shall not in itself be deemed a nonfulfillment of the conditions herein set forth.

                Article IV. Acceleration of Bonus Distributions.

     4.1. "Accelerated Distributions": The Bonus Committee may, if and when in its sole discretion it determines as to any Participant that the circumstances justify such action and with or without the application or consent of such Participant, at any time or times after the first anniversary of the Designation Date designate a Bonus Computation Date with respect of all or any part of the number of Bonus Unit that the Participant would be entitled to under Section 3.1 computed as if such Bonus Computation Date were a Termination of Employment date or with respect of all or any part of the number of Bonus Units represented by the Bonus Certificate with respect to which no distribution prior thereto has been made. The Stock Bonus, together with the related Cash Bonus, shall thereupon promptly be distributed to such Participant.

                       Article V. Administration of Plan.

     5.1. "Bonus Committee": The Board of Directors of the Corporation shall designate a committee of one or more of its members, none of whom shall be a Participant in the Plan, to administer the Plan and make recommendations with respect thereto. The Bonus Committee shall have full power to construe and interpret the Plan and each provision thereof, and its constructions and interpretations shall be in all respects final, conclusive and binding upon all Participants and all persons claiming under or through them or under the Plan.

                           Article VI. Miscellaneous.

     6.1. "Adjustment of Units": In the event that there shall be any change in Endorsed Shares through merger, consolidation, stock dividend, stock split, reorganization, reclassification or change in the Corporation's structure or change of shares of stock, appropriate adjustment shall be made in (a) the number of Bonus Units credited to each Participant with respect to which no distribution has then been made; (b) the Designated Value to be used in Stock Bonus computations for each Bonus Computation Date which is on or subsequent to the effective date of such change in Endorsed Shares, and (c) the Endorsed Shares to be distributed in installments on or after the effective date of such change in Endorsed Shares and which have not been distributed prior to said effective date. The decision of the Board of Directors of the Corporation with respect to the nature and amount of the adjustment shall be conclusive and binding upon all Participants and all persons claiming under or through them or under the Plan.

     6.2. "Continuance of Employment": Nothing herein contained shall in any way restrict the right of the Corporation or any subsidiary thereof to terminate the employment of a Participant at any time or be construed as evidence of an agreement or understanding as to employment or continued employment in any position or at any remuneration.

     6.3. "Effect of Plan and Participation": Nothing in the Plan shall require the Corporation to segregate or earmark any share of stock, cash or other property. Neither a Participant, nor any person claiming under or through Participant or under the Plan, shall have any right or interest, whether vested or otherwise, in any shares of stock, cash or other property unless and until the Participant or such other person shall be entitled to distribution thereof after compliance with all the terms and conditions and provisions of the Plan.

     6.4. "Withholding of Taxes": The Corporation shall have power to reduce any distribution of Endorsed Shares resulting from a Stock Bonus by the number of shares deemed by the Corporation in its sole discretion necessary to provide the amount of tax required to be withheld by it in respect of such distribution; provided, however, that the Corporation may provide such amount by reducing the Cash Bonus distributable to a Participant, after provision for the amount of tax required to be withheld in respect of such Cash Bonus, or may permit a Participant to pay or reimburse the Corporation for any taxes required to be withheld by the Corporation in respect of the distribution of such Stock Bonus.

     6.5. "Non-Alienation of Benefits": No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, then such right or benefit shall, in the sole discretion of the Bonus Committee, cease and determine, and in such event, the Corporation may hold or apply the same or any part thereof for the benefit of the Participant, Participant's spouse, children or other dependents, or any of them, in such manner and in such proportion as the Bonus Committee may deem proper.

     6.6. "Legal Holiday": If and when the date on which a computation or distribution is to be made or other action is to be taken under the Plan falls on a Saturday, Sunday, or a legal holiday, such computation or distribution shall be made or such other action taken on the next succeeding business day.




                                                 AMP Incorporated


Dated:_________________                  By:____________________________


                            ------------------------

     Participant hereby acknowledges receipt of this Bonus Certificate, accepts his designation as a Participant under and subject to all the terms and conditions set forth herein, and agrees to all such terms and conditions.




                                      -------------------------------
                                              Participant



                          Bonus Distributions Received

   Bonus     |   Bonus Units  |   Stock Bonus   |   Cash Bonus    |  Signature
Computation  |    Computed    |                 |                 |
   Date      |                |                 |                 |
-------------+----------------+-----------------+-----------------+------------
             |                |                 |                 |
             |                |                 |                 |
-------------+----------------+-----------------+-----------------+------------
             |                |                 |                 |
             |                |                 |                 |
-------------+----------------+-----------------+-----------------+------------
             |                |                 |                 |
             |                |                 |                 |
-------------+----------------+-----------------+-----------------+------------



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                        AMP Incorporated

                         General Offices

                    Harrisburg, Pennsylvania






           -------------------------------------------




                        Bonus Certificate





                            Issued to




              -------------------------------------
                           Participant



                 Date__________________________


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
                  AMENDMENTS TO AMP STOCK PLUS CASH BONUS PLAN

     RESOLVED, that the Corporation's Bonus Plan (Stock plus Cash) (the "Plan"), as amended, be and is hereby further amended, effective September 25, 1992, 1992, in the following respects:

     (i) Section 4.1, entitled "Accelerated Distributions", is modified to state as follows:

     4.1. "Accelerated Distributions": The Bonus Committee may, if and when in its sole discretion it determines as to any Qualified Participant (as defined below) that the circumstances justify such action and with or without the application or consent of such Qualified Participant, at any time or times after the first anniversary of the Designation Date designate a Bonus Computation Date with respect to all or any part of the number of Bonus Units that the Qualified Participant would be entitled to under Section 3.1 computed as if such Bonus Computation Date were a Termination of Employment date, or with respect to all or any part of the number of Bonus Units represented by the Bonus Certificate with respect to which no distribution prior thereto has been made. The Stock Bonus, together with the related Cash Bonus, shall thereupon promptly be distributed to such Qualified Participant. A "Qualified Participant" shall include any Participant other than a Participant who is deemed to be a "director", "officer" or "10 percent beneficial owner" of the Corporation within the meaning of those terms under Section 16 of the Securities Exchange Act of 1934, as amended, or who has only recently ceased such status and continues to be bound by the Section 16 obligations under the terms thereof.

     (ii) Section 5.1, entitled "Bonus Committee", is modified to state as follows:

     5.1. "Bonus Committee": The Board of Directors of the Corporation shall designate a committee (the "Bonus Committee") of two or more of its members, none of whom shall i) during the one year period prior to becoming a member of said Bonus Committee or during service on the Bonus Committee, have been awarded Bonus Units under the Plan or equity securities pursuant to any other plan of the Corporation unless permitted under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934; and ii) during their service as a member of the Bonus Committee, participate in any decisions of the Bonus Committee which will or could affect their Stock Bonus or Cash Bonus distributions under the Plan or other participation under the Plan. The Bonus Committee shall administer the Plan and make recommendations with respect thereto. The Bonus Committee shall have full power to construe and interpret the Plan and each provision thereof, and its constructions and interpretations shall be in all respects final, conclusive and binding upon all Participants and all persons claiming under or through them or under the Plan.